UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

ROMAN DBDR ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED OCTOBER 26, 2026

LETTER TO SHAREHOLDERS OF

ROMAN DBDR ACQUISITION CORP. II

3300 S. Dixie Highway, Suite 179

West Palm Beach, FL 33405

Dear Shareholders of Roman DBDR Acquisition Corp. II:

You are cordially invited to attend the extraordinary general meeting in lieu of annual meeting (the “Extraordinary General Meeting”) of Roman DBDR Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on [•], 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd, Suite 1000, McLean, Virginia 22102. The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2026, and is first being mailed to shareholders of the Company on or about [•], 2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must consummate its initial business combination to [30] months from the closing of the Company’s initial public offering (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”).

Proposal No. 2 — The Auditor Proposal — to ratify the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Auditor Proposal, the “Proposals”).

Each of the Proposals is more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the Proposals in the accompanying Proxy Statement before you vote.

The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Articles currently provide that we have until December 16, 2026, the date that is 24 months from the consummation of our initial public offering, or such earlier date as may be determined by our board, to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to extend the date by which the Company must consummate a business transaction from 24 months to [30] months after the IPO ([June 16], 2027), or such earlier date as may be determined by our board.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Amendment. In the event the Extraordinary General Meeting is cancelled, and a business combination is not consummated prior to December 16, 2026, we will dissolve and liquidate in accordance with the Articles.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders (as defined below) will be entitled to elect that their public shares of the Company (“Public Shares”) be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established for the benefit of the Public Shareholders (the “Trust Account”), including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the time of the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

On February 27, 2026, the Company, ThomasLloyd Climate Solutions B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), with its corporate seat in Amsterdam, the Netherlands (“ThomasLloyd”), and each of the holders of ThomasLloyd’s outstanding ordinary shares as named in the Business Combination Agreement (the “Sellers”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). TL Topco PLC, a public limited company to be incorporated under the laws of England and Wales (“PubCo”) and ThomasLloyd Climate Solutions Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of PubCo (“Merger Sub” and, together with PubCo, the “PubCo Parties” and each, a “PubCo Party”) will become parties to the Business Combination Agreement following the formation of PubCo. The Business Combination Agreement and the transactions contemplated thereby (the “Transaction”) were unanimously approved by the boards of directors of each of the Company and ThomasLloyd.

We are not asking you to vote on any proposed business combination, including the Transaction, at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of such business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by December 16, 2026 we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

Based upon the amount in the Trust Account as of [•], 2026, which was approximately $[•], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $ [•] at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on the Nasdaq Global Market (“NASDAQ”) on October 23, 2026, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $10.76. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including Roman DBDR Acquisition Sponsor II LLC (the “Sponsor”), of our founder shares (the “Founder Shares”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Approval of the Auditor Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or Auditor Proposal at the Extraordinary General Meeting, or if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals.

Our board has fixed the close of business on [•], 2026 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We expect that the definitive proxy statement will provide that after careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

The Company reserves the right at any time to cancel the Extraordinary General Meeting (by means of adjourning the Extraordinary General Meeting sine die) and not to submit to its shareholders any of the Proposals.

By Order of the Board of Directors of Roman DBDR Acquisition Corp. II

________________________________

Dixon Doll, Jr.

Chairman and Chief Executive Officer

(Principal Executive Officer)

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Approval of the Auditor Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted but will otherwise not have any effect on whether the Proposals are approved. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Auditor Proposal or the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2026: This notice of meeting and the accompanying proxy statement are available at [•].

ROMAN DBDR ACQUISITION CORP. II

3300 S. Dixie Highway, Suite 179

West Palm Beach, FL 33405

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING TO BE HELD ON [•], 2026

The extraordinary general meeting in lieu of annual meeting (the “Extraordinary General Meeting”) of Roman DBDR Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on [•], 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd, Suite 1000, McLean, Virginia 22102. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must consummate its initial business combination to [30] months from the closing of the Company’s initial public offering (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”).

Proposal No. 2 — The Auditor Proposal — to ratify the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Auditor Proposal, the “Proposals”).

The purpose of the Extension Amendment is to allow us more time to consummate a business combination, including the Transaction (as defined below). The Articles currently provide that we have until December 16, 2026, the date that is 24 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to allow the board to extend the date by which the Company has to consummate a business combination from December 16, 2026 to [June] 16, 2027, or such earlier date as may be determined by the board of directors if our board determines such to be in the best interests of our shareholders. Without the Amendment, we would be required to liquidate on December 16, 2026 to liquidate, even if the board is actively pursuing a business combination. Accordingly, our board believes that obtaining the Amendment will ensure the board is able to act in the best interests of our shareholders.

In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established for the benefit of the Public Shareholders (the “Trust Account”), including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the deadline specified to make the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

On February 27, 2026, the Company, ThomasLloyd Climate Solutions B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), with its corporate seat in Amsterdam, the Netherlands (“ThomasLloyd”), and each of the holders of ThomasLloyd’s outstanding ordinary shares as named in the Business Combination Agreement (the “Sellers”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). TL Topco PLC, a public limited company to be incorporated under the laws of England and Wales (“PubCo”) and ThomasLloyd Climate Solutions Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of PubCo (“Merger Sub” and, together with PubCo, the “PubCo Parties” and each, a “PubCo Party”) will become parties to the Business Combination Agreement following the formation of PubCo. The Business Combination Agreement and the transactions contemplated thereby (the “Transaction”) were unanimously approved by the boards of directors of each of the Company and ThomasLloyd.

We are not asking you to vote on any proposed business combination, including the Transaction, at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of such business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•]. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not complete our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including Roman DBDR Acquisition Sponsor II LLC (the “Sponsor”), of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Based upon the amount in the Trust Account as of [•], which was approximately $[•], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on NASDAQ on October 23, 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.76. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Our board has fixed the close of business on [•], 2026 (the “record date”) as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 23,000,000 Class A ordinary shares, par value $0.0001 per share, and 7,666,667 Class B ordinary shares, par value $0.0001 per share, issued and outstanding. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all of their Founder Shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Extraordinary General Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged [•] to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay [•] a fee of $[•]. We will also reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [•], 2026 and is first being mailed to shareholders on or about [•], 2026.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward- looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2026, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward — Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Annex to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated on July 25, 2024 as a Cayman Islands exempted company for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On December 16, 2024, we consummated the IPO of our units (the “units”), each unit consisting of one Class A ordinary share and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we consummated the sale of 7,385,000 private placement warrants at a price of $1.00 per warrant in a private placement to Roman DBDR Acquisition Sponsor II LLC, a Delaware limited liability company (the “Sponsor”) and B. Riley Securities, Inc., the representative of the underwriters in the Initial Public Offering (“B. Riley”), generating gross proceeds of $7,385,000. On January 23, 2025, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 3,000,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $30,000,000. Simultaneously with the closing of the over-allotment option on January 27, 2025, we consummated the private placement of an aggregate of 750,000 private placement units to the Sponsor and B. Riley at a price of $1.00 per warrant, generating gross proceeds of $750,000.

Following the closings of the Initial Public Offering on December 16, 2024 and the over-allotment on January 27, 2025, an aggregate amount of $231,150,000 ($10.05 per unit) from the net proceeds of the sale of the public units, and a portion of the net proceeds from the sale of the private placement units, was placed in the trust account (the “Trust Account”) and held in demand deposit or cash accounts or invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

Like many blank check companies, our Articles provide for the return of the funds held in the Trust Account to our Public Shareholders if we do not consummate a business combination on or before a certain date (in our case, December 16, 2026). On February 27, 2026, we entered into the Business Combination Agreement with ThomasLloyd and the Sellers. Our board has determined that it is in the best interests of the Company to amend the Articles to revise the date we have to consummate a business combination to [30] months from the closing of the IPO in order to allow us to complete the proposed Transaction or an alternative business combination, and is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon at the Extraordinary General Meeting.

This Extraordinary General Meeting is also held as an extraordinary general meeting in lieu of annual meeting to satisfy the requirement under Nasdaq Listing Rules requiring the Company to hold an annual meeting within one year after the first full fiscal year that the Company is in existence. In addition to the proposals described herein, shareholders will have the opportunity at the Extraordinary General Meeting to ask questions regarding the Company’s business, affairs and operations, including questions regarding the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the audited financial statements contained therein, which is being mailed to shareholders together with this proxy statement.

Q:	What is being voted on?

A:	You are being asked to vote on:

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Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to amend the date by which the Company must consummate its initial business combination to [30] months from the closing of the Company’s initial public offering, or such earlier date as is determined by our board, in its sole discretion, to be in the best interests of the Company;

•	Proposal No. 2 — The Auditor Proposal — to ratify the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•	Proposal No. 3 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Auditor Proposal, the “Proposals”).

We are not asking you to vote on any proposed business combination, including the Transaction, at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of the Transaction, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Amended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•]. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:	Our Articles provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before December 16, 2026. The purpose of the Extension is to provide the Company more time to complete a business combination, which the Board believes is in the best interests of our shareholders.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Our Articles currently provide that we have until December 16, 2026 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before December 16, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from December 16, 2026 to [June 16], 2027, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination, in the future and the right to redeem your Public Shares in connection with such initial business combination.

We expect that our board will recommend in the definitive proxy statement that you vote in favor of the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than the Amendment, as of the date of this Proxy Statement, we do not anticipate seeking any further amendments that would extend the date we are required to liquidate the Trust Account, although we may determine to do so in the future, if necessary.

Q:	How does the Board recommend that I vote on the Auditor Proposal?

A:	We expect that the Board will recommend in the definitive proxy statement that you vote in favor of the Auditor Proposal, to ratify the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, we expect that our board will recommend in the definitive proxy statement that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 7,666,667 Founder Shares, representing 25.0% of our issued and outstanding ordinary shares.

The Founder Shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting.

However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.

Q:	What vote is required to approve the Proposals presented at the Extraordinary General Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Approval of the Auditor Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Proposals?

A:	If you do not want a Proposal to be approved, you must vote “AGAINST” the Proposal.

If the Extension Amendment Proposal is approved and the Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Auditor Proposal or the Adjournment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:	If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, we will continue our efforts to complete an initial business combination, including the Transaction, until the Amended Date or such earlier date as determined by the board, in its sole discretion.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective at the conclusion of the Extraordinary General Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Amended Date if it determines, in its sole discretion, it would be in the best interests of the Company to do so.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:	If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we have not consummated a business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us until the earlier of the Amended Date or such earlier date as determined by the board, in its sole discretion.

The Company’s warrants will remain outstanding. If the Company is unable to complete an initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds for their warrants, and the warrants will expire worthless. No fractional shares will be issued upon exercise of any warrants.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:	You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Approval of the Auditor Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of a majority of all issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, Auditor Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each Proposal is approved, and the ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, Auditor Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the voting power of all then outstanding ordinary shares are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 15,333,334 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Because these Proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:	Only holders of record of our ordinary shares at the close of business on [•], 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 30,666,667 ordinary shares were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the Proposals?

A:	Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. We expect that the board will recommend in the definitive proxy statement that our shareholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:	Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of our Founder Shares and warrants that may become convertible in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:	No. There are no dissenters’ or appraisal rights available to our shareholders in connection with the Extension Amendment Proposal.

Q:	What do I need to do now?

A:	We urge you to carefully read and consider the information contained in this Proxy Statement, including the Annex hereto, and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my Public Shares?

A:	Each of our Public Shareholders may submit an Election that, if the Amendment is implemented, such Public Shareholder elects to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.

In order to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/ Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Public Shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2026 (two business days prior to the date of the Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my Public Shares?

A:	If you tendered your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged [•] to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay [•] a fee of $[•]. We will also reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

[•]

If you have questions regarding the certification of your position or tendering your Public Shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004 Attention:

SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 4, 2026, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Amendment will enable us to complete an initial business combination, including the Transaction.

Approving the Amendment involves a number of risks. Even if the Amendment is approved, the Company can provide no assurances that an initial business combination, including the Transaction, will be consummated prior to the Amended Date. Our ability to consummate any business combination, including the Transaction, is dependent on a variety of factors, many of which are beyond our control. If the Amendment is approved, the Company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the Amendment or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Amendment and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our ordinary shares may adversely affect the liquidity of our securities.

A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s ordinary shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our ordinary shares may adversely affect the liquidity of our ordinary shares. As a result, you may be unable to sell your ordinary shares even if the market price per share is higher than the per-share redemption price paid to holders of Public Shares who elect to redeem their ordinary shares.

The timing of, or our ability to complete an initial business combination may be affected by the regulatory process of The Committee on Foreign Investment in the United States (“CFIUS” or “the Committee”).

CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require foreign investors to make mandatory filings to the Committee or to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS believes present unresolved national security concerns, CFIUS has the authority to suspend transactions, impose mitigation measures, and/or recommend that the U.S. president block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’s jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations now includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” which is a U.S. business that:

(1)	produces, designs, tests, manufactures, fabricates, or develops “critical technologies”;

(2)	owns or operates certain “critical infrastructure”; and/or

(3)	maintains or collects “sensitive personal data.”

While we are a Cayman Islands exempted company, our sponsor is a Delaware limited liability company. Neither our sponsor nor anyone associated with our sponsor, is controlled by, or has substantial ties with a non-U.S. person. ThomasLloyd is a private company with limited liability with its corporate seat in Amsterdam, the Netherlands and PubCo is a public limited company incorporated under the laws of England and Wales. However, CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may nevertheless seek to review the Transaction or any other initial business combination we may seek to consummate if we are unable to complete the Transaction. If CFIUS were to determine that a transaction or any portion thereof is within its jurisdiction, it may ask the parties to submit a filing with respect to the transaction. A CFIUS review of the transaction could delay the completion of the transaction, result in extended negotiations with the Committee or expand the timelines for Committee review or result in some form of mitigation measures that could impact the transaction. If CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to the transaction as a predicate to clearing the transaction, recommend that the U.S. president prohibit the transaction, or if the closing has occurred, recommend that the U.S. president order non-U.S. shareholders to divest all or a portion of the shares of the combined company’s stock acquired by them without first obtaining CFIUS approval. No assurance can be given that any of the foregoing actions will not be taken by CFIUS.

Should CFIUS decide to reach out to the parties to initiate a review of the Transaction (or any other initial business combination), the time necessary for CFIUS review of the transaction may delay the completion of the transaction. Furthermore, there is no guarantee that CFIUS will not render a decision to impose conditions on the transaction or prevent the consummation of the transaction altogether. These risks may limit the attractiveness of, and/or delay or prevent the Company from pursuing the transaction.

If the Company is unable to consummate the Transaction (or another initial business combination) within the applicable time period, it will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a transaction. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

BACKGROUND

We are a blank check company incorporated on July 25, 2024 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses.

On December 16, 2024, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share and one-half of one redeemable warrant. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 7,385,000 private placement warrants at a price of $1.00 per unit in a private placement to Roman DBDR Acquisition Sponsor II LLC, a Delaware limited liability company (the “Sponsor”) and B. Riley Securities, Inc., the representative of the underwriters in the Initial Public Offering (“B. Riley”), generating gross proceeds of $7,385,000. On January 23, 2025, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 3,000,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $30,000,000. Simultaneously with the closing of the over-allotment option on January 27, 2025, we consummated the private placement of an aggregate of 750,000 private placement units to the Sponsor and B. Riley at a price of $1.00 per warrant, generating gross proceeds of $750,000.

Following the closings of the Initial Public Offering on December 16, 2024 and the over-allotment on January 27, 2025, an aggregate amount of $231,150,000 ($10.05 per unit) from the net proceeds of the sale of the public units, and a portion of the net proceeds from the sale of the private placement units, was placed in the trust account (the “Trust Account”) and held in demand deposit or cash accounts or invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

On February 27, 2026, the Company, ThomasLloyd, and each of the Sellers, entered into the Business Combination Agreement. The proposed Transaction is expected to be consummated after receipt by the required approvals by the stockholders of the Company and the satisfaction or waiver of certain other conditions.

On August 19, 2026, the Company received a deficiency letter (the “Deficiency Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC, notifying the Company that it was not in compliance with the requirements of Nasdaq Listing Rule 5450(a)(2) (the “Rule”) as a result of not maintaining a minimum of 400 holders for continued listing. On September 29, 2026, the Company submitted to Nasdaq materials setting forth its plan to regain compliance. On October 8, 2026, Nasdaq notified the Company that the Staff had determined to grant the Company an extension of time to regain compliance with the rule. Under the terms of the extension, on or before February 15, 2027, the Company must file with Nasdaq documentation from its transfer agent, or an independent source, demonstrating that its ordinary shares have a minimum of 400 total holders.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Founder Shares and warrants that may become convertible in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 23,000,000 Class A ordinary shares and 7,666,667 Class B ordinary shares issued and outstanding. We have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all their Founder Shares in favor of each of the Proposals.

Our principal executive offices are located at 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405 and our telephone number is (650) 618-2524.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to amend the date by which we have to complete a business combination to the Amended Date or such earlier date as determined by the board, in its sole discretion.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

The purpose of the Extension Amendment is to allow us more flexibility in our pursuit of a business combination, including the Transaction, which our board believes is in the best interests of our shareholders and the Company. The Articles currently provide that we have until December 16, 2026, the date that is 24 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from December 16, 2026 to [June 16], 2027, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before December 16, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Corporation to pay its franchise and income taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding Public Shares.

The purpose of the Extension Amendment is to allow us more time to complete an initial business combination, including the Transaction. The Articles currently provide that we have until December 16, 2026, the date that is 24 months from the consummation of our initial public offering, or such earlier date as our board may determine.

Our board has determined that it is in the best interests of the Company to extend this deadline to a date that is [30] months from the consummation of our initial public offering ([June] 16, 2027), or such earlier date as our board may determine. The board currently believes that there will not be sufficient time before December 16, 2026 to complete the Transaction or another business combination. The purpose of the Amendment is to provide the Company more time to complete the Transaction and a business combination, which the board believes is in the best interests of our shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, we will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands are made in connection with the Amendment amend the time the Company has to complete a business combination until the Amended Date or such earlier date as determined by the board, in its sole discretion. We will then continue to attempt to consummate a business combination, including the Transaction, until the Amended Date unless the board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company and our shareholders. We will remain a reporting company under the Exchange Act, and our units, Public Shares, and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•]. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by December 16, 2026, in accordance with our Articles, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Redemption Rights

Each of our Public Shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Amendment, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@ CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tender your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of [•], which was approximately $[•] million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on NASDAQ on October 23, 2026, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.76. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders Public Shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

The Board’s Recommendation for the Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. We expect that our board will approve and declare advisable adoption of the Extension Amendment Proposal and recommend in the definitive proxy statement that you vote “FOR” such Proposal.

Our Articles currently provide that we have until December 16, 2026 to complete our initial business combination under its terms. Our Articles further provides that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before December 16, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Our board believes that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of our shareholders to amend the date that we have to complete a business combination to the Amended Date, or such earlier date as determined by the board, in its sole discretion, in order to allow us the flexibility to allow the board, in its sole discretion, to elect to wind up the Company at a date earlier than the Amended Date if the board determines such action to be in the best interests of our shareholders.

After careful consideration of all relevant factors, our board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

the definition of “Completion Window” under Section 1.1 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new definition:

“Completion Window means the period of time:

(a)            commencing on, and including, the closing date of the IPO; and

(b)           ending on the date that is [thirty (30)] months after the closing date of the IPO, , such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Recommendation of the Board

We expect that our board will unanimously recommend in the definitive proxy statement that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 - THE AUDITOR PROPOSAL

We are asking our shareholders to ratify the selection by our Audit Committee of CBIZ CPAs P.C. (“CBIZ”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of CBIZ to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee intends to reconsider the selection of CBIZ as the company’s independent registered public accounting firm.

On November 1, 2024, CBIZ acquired the attest business of Marcum LLP (“Marcum”), which we had previously engaged as our independent registered public accounting firm. On April 3, 2025, Marcum resigned as our independent registered public accounting firm as a result of such acquisition, and with the approval of the Audit Committee, CBIZ was engaged as our new independent registered public accounting firm. Representatives of CBIZ have been invited to but are not expected to be present at the Extraordinary General Meeting.

The following is a summary of fees paid to CBIZ and Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees of CBIZ for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025, totaled $262,650. The aggregate fees charged by Marcum for audit fees, inclusive of required filings with the SEC for the period from July 25, 2024 (inception) through December 31, 2024, totaled $116,390. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay CBIZ and Marcum for any audit-related fees for the year ended December 31, 2025, and for the period from July 25, 2024 (inception) through December 31, 2024.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay CBIZ and Marcum for tax services, planning or advice for the year ended December 31, 2025, and for the period from July 25, 2024 (inception) through December 31, 2024.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay CBIZ and Marcum for any other services for the year ended December 31, 2025, and for the period from July 25, 2024 (inception) through December 31, 2024.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by CBIZ, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that

the ratification of the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

If you do not want the Auditor Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Auditor Proposal.

Recommendation

We expect that the Board will recommend in the definitive proxy statement that you vote “FOR” the ratification of the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

If presented, we expect that our board will unanimously recommend in the definitive proxy statement that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders as defined below) that make an Election if the Amendment is implemented. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular circumstances or status, including the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	the Sponsor or our directors and officers;
•	banks, financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market method of accounting;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	U.S. expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;
•	persons that hold Public Shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction; or
•	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities (including S corporations) or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN EXERCISE OF REDEMPTION RIGHTS PURSUANT TO AN ELECTION. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,
2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,
3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or
4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

For purposes of this discussion, because any unit consisting of one Public Share and one-half of one warrant is separable at the option of the holder, we are treating each Public Share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (1) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Ordinary Shares actually owned by such U.S. Holder, but also Ordinary Shares that are constructively owned by such U.S. Holder under certain attribution rules set forth in the Code. A redeeming U.S. Holder may constructively own, in addition to Ordinary Shares owned directly, Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of Public Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption and less than 50% of the total combined voting power of the Company. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (1) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (2) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Ordinary Shares owned by certain family members and such U.S. Holder does not constructively own any other Ordinary Shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Whether a redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Ordinary Shares may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. In such a case, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirements are satisfied. With respect to non-corporate U.S. Holders, dividends will generally constitute “qualified dividends” that are taxed at preferential long-term capital gains rates only if (i) the Public Shares are readily tradable on an established securities market in the United States or (ii) we are eligible for the benefits of an applicable income tax treaty, in each case, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Public Shares and will be treated as described below under the section entitled “— Certain U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a u.s. holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a u.s. holder will generally recognize capital gain or loss in an amount equal to the difference between (1) the amount of cash received in such redemption and (2) the u.s. holder’s adjusted tax basis in the public shares redeemed. a u.s. holder’s adjusted tax basis in its public shares generally will equal the u.s. holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the u.s. holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Ordinary Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of the Business Combination, we believe that we will not be eligible for the startup exception and therefore that we have been a PFIC since our first taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Public Shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to: (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Public Shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;
•	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;
•	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and
•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting in lieu of General Meeting will be held at 10:00 a.m. (Eastern Time) on [•], 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd, Suite 1000, McLean, Virginia 22102. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the Proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on [•], 2026, the record date for the Extraordinary General Meeting. You will have one vote per Proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Proposals at the Extraordinary General Meeting or if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals.

On the record date of the Extraordinary General Meeting, there were 23,000,000 Class A ordinary shares and 7,666,667 Class B ordinary shares issued outstanding. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all their Founder Shares in favor of each of the Proposals.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such Proposal. If the Extension Amendment Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the Proposals being presented to shareholders at the Extraordinary General Meeting. We have engaged [•] to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. You may contact [•] at:

[•]

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Auditor Proposal at the Extraordinary General Meeting, or if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by December 16, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per- share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•	If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by December 16, 2026, we would: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period.

•	In addition, simultaneously with the closing of our IPO, we consummated the sale of 7,385,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor and B. Riley. Simultaneously with the closing of the over-allotment option on January 27, 2025, we consummated the private placement of an additional 750,000 private placement warrants to the Sponsor and B. Riley at a price of $1.00 per warrant. If we do not consummate our initial business combination by December 16, 2026, or such earlier date as determined by the board, in its sole discretion, if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the Public Shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including the Transaction. As such, in the future, if they continue as directors and officers following such initial business combination, including the Transaction, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•	In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.05 per Public Share and (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of [•], 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the beneficial owner of more than 5% of the ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 30,666,667 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
	Number of		Number of		Percentage
	Shares	Approximate	Shares	Approximate	of Total
	Beneficially	Percentage	Beneficially	Percentage	Outstanding
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned	of Class	Ordinary Shares
Roman DBDR Acquisition Sponsor II LLC(2)(3)	—	—	7,666,667	100%	25.00%
Dixon Doll, Jr.(2)(3)	—	—	7,666,667	100%	25.00%
Donald G. Basile(2)(3)	—	—	7,666,667	100%	25.00%
John J. Birmingham	—	—	—	—	—
James Nelson(11)	—	—	—	—	—
Randolph C. Reed(11)	—	—	—	—	—
Bryn Sherman(11)	—	—	—	—	—
Hunter Gary(11)	—	—	—	—	—
All officers and directors as a group (7 persons)	—	—	7,666,667	100%	25.00%

Other 5% Shareholders
Barclays PLC(4)	1,150,688	5.00%	—	—	3.75%
Aristeia Capital, L.L.C.(5)	1,234,023	5.37%	—	—	4.02%
Highbridge Capital Management LLC (6)	2,149,900	9.35%	—	—	7.01%
AQR Capital Management, LLC(7)	1,179,039	5.13%	—	—	3.84%
Glazer Capital, LLC(8)	1,199,928	5.22%	—	—	3.91%
Mizuho Financial Group, Inc.(9)	1,571,027	6.83%	—	—	5.12%
W.R. Berkley Corporation (10)	2,276,587	9.90%	—	—	7.42%

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405.
(2)	Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment.
(3)	Roman DBDR Acquisition Sponsor II LLC, our Sponsor, is the record holder of such Founder Shares. Dixon Doll, Jr., our Chief Executive Officer, and Donald G. Basile, are the managing members of our Sponsor, and hold voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Doll and Dr. Basile disclaim any beneficial ownership of the securities held by Roman DBDR Acquisition Sponsor II LLC other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)	According to a Schedule 13G filed with the SEC on August 13, 2026 by Barclays PLC. The principal business address of the reporting person is 1 Churchill Place, London - E14 5HP.
(5)	According to a Schedule 13G filed with the SEC on May 14, 2026 by Aristeia Capital, L.L.C., a Delaware limited liability company. The principal business address of the reporting persons is One Greenwich Plaza, Suite 300, Greenwich, CT 06830.

(6)	According to a Schedule 13G filed with the SEC on August 14, 2026 by Highbridge Capital Management, LLC ("Highbridge"), a Delaware limited liability company and the investment adviser to certain funds and accounts (the "Highbridge Funds"). The principal business address of Highbridge is 390 Madison Avenue, 28th Floor, New York, NY 10017.
(7)	According to a Schedule 13G filed with the SEC on August 14, 2026 by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC. The principal business address of the reporting persons is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.
(8)	According to a Schedule 13G filed with the SEC on August 13, 2026 by (i) Glazer Capital, LLC, a Delaware limited liability company ("Glazer Capital"), with respect to the shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the "Glazer Funds"); and (ii) Mr. Paul J. Glazer ("Mr. Glazer"), who serves as the Managing Member of Glazer Capital, with respect to the shares held by the Glazer Funds. The principal business address of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.
(9)	According to a Schedule 13G filed with the SEC on August 13, 2026 by Mizuho Financial Griup, Inc. The principal business address of the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(10)	According to a Schedule 13G/A filed with the SEC on August 5, 2026 by W. R. Berkley Corporation. The principal business address of the reporting person is 475 Steamboat Road Greenwich, CT 06830.
(11)	Excludes 25,000 shares held indirectly through ownership of membership interests in the Sponsor.

Our initial shareholders have agreed (A) to vote any shares owned by them in favor of any proposed business combination, (B) not to redeem any Founder Shares in connection with a shareholder vote to approve a proposed initial business combination and (C) to waive liquidation rights with respect to their founder shares.

Our Sponsor and its controlling individuals and our executive officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Amendment is implemented, we anticipate that we will hold another Extraordinary General Meeting before the Amended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Amended Date or such earlier date as determined by the board, in its sole discretion, the Company will dissolve and liquidate and there will be no annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

[•]

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Roman DBDR Acquisition Corp. II, 3300 S. Dixie Highway, Suite 179, West Palm Beach, FL 33405.

If you are a shareholder of the Company and would like to request documents, please do so by [•], 2026 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT TO

THE

AMENDED AND RESTATED MEMORANDUM

AND ARTICLES OF ASSOCIATION

OF

ROMAN DBDR ACQUISITION CORP. II

RESOLVED, as a special resolution, that:

the definition of “Completion Window” under Section 1.1 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new definition:

“Completion Window means the period of time:

(a)            commencing on, and including, the closing date of the IPO; and

(b)            ending on the date that is twenty [thirty (30)] months after the closing date of the IPO, , such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

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Preliminary Proxy Card

ROMAN DBDR ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF GENERAL MEETING

TO BE HELD ON [•], 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2026, in connection with the Extraordinary General Meeting to be held on [•], 2026 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd, Suite 1000, McLean, Virginia 22102, and hereby appoints Dixon Doll, Jr. and John C. Small, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Roman DBDR Acquisition Corp. II (the “Corporation,” or “Roman”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

[THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.]

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2026: This notice of meeting and the accompanying proxy statement are available at [•].

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment	O	O	O
To amend Roman DBDR Acquisition Corp. II’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which Roman DBDR Acquisition Corp. II to consummate a business combination (the “Extension”) from December 16, 2026 (the “Termination Date”) to [June 16], 2027, or such earlier date as may be determined by the board of directors (the “Board”) of the Company (such later date, the “Extended Date”).

	FOR	AGAINST	ABSTAIN
Proposal 2 — Auditor Proposal	O	O	O
To ratify the selection by our Audit Committee of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
	FOR	AGAINST	ABSTAIN
Proposal 3 — Adjournment of the Meeting	O	O	O
To direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the foregoing proposals.

A-2

Dated:
2026

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

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